ICON ECI Fund Fifteen, L.P.

Annual Portfolio Overview

2012

ICON ECI Fund Fifteen, L.P.

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	2

Disposition During the Quarter	3

Disposition Following the Quarter	4

Portfolio Overview	4

10% Status Report	6

Distributions Analysis	6

Revolving Line of Credit	7

Perfomance Analysis	7

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Information	14

Additional Information	14

ICON ECI Fund Fifteen, L.P.

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2012.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund commenced its offering period on June 6, 2011 and, through December 31, 2012, we raised $150,441,521 in capital contributions.  We anticipate that the offering period will end no later than June 2013, at which time, we will enter our operating period. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended December 31, 2012:

Bergshav Product Tankers
Investment Date:	10/04/2012	Collateral:	Three product tanker vessels valued at $41,500,000.
Structure:	Loan
Expiration Date:	10/04/2017
Facility Amount:	$41,000,000
Fund Participation:	$7,000,000

Platinum Energy Solutions, Inc.
Investment Date:	12/17/2012	Collateral:	Oil well fracking, cleaning and servicing equipment valued at $69,000,000.
Structure:	Loan
Expiration Date:	01/01/2017
Facility Amount:	$15,000,000
Fund Participation:	$5,800,000

ICON ECI Fund Fifteen, L.P.

Investments During the Quarter (continued)

Höegh Autoliners Shipping AS
Investment Date:	12/20/2012	Collateral:	A car carrier vessel valued at $82,000,000.
Structure:	Lease
Expiration Date:	12/21/2020
Purchase Price:	$82,000,000
Fund Participation:	$17,023,000*

Superior Tube Company, Inc.
Investment Date:	12/31/2012	Collateral:	Equipment and related inventory used in oil field services business valued at approximately $32,387,000.
Structure:	Loan
Expiration Date:	10/01/2017
Facility Amount:	$17,000,000
Fund Participation:	$2,482,000*

* Approximate amount

Investments Following the Quarter

The Fund made the investments below following the quarter ended December 31, 2012:

Go Frac, LLC
Investment Date:	02/15/2013	Collateral:	Oil well fracking, cleaning and servicing equipment acquired for approximately $11,804,000.
Structure:	Lease
Expiration Date:	11/30/2016
Purchase Price:	$11,804,000*
Fund Participation:	$6,846,000*

Heniff Transportation Systems, LLC
Investment Date:	03/01/2013	Collateral:	Tractors, stainless steel tank trailers and related equipment valued at approximately $44,810,000.
Structure:	Loan
Expiration Date:	08/31/2016
Facility Amount: Fund Participation	$12,000,000 $7,200,000

ICON ECI Fund Fifteen, L.P.

Investments Following the Quarter (continued)

Ardmore Shipholding Limited
Investment Date:	04/02/2013	Collateral:	Two chemical tanker vessels acquired for $37,100,000.
Structure:	Lease
Expiration Date:	04/30/2018
Purchase Price:	$37,100,000
Fund Participation:	$20,405,000

Lubricating Specialties Company
Investment Date:	04/05/2013	Collateral:	Liquid storage tanks, blending lines and packaging equipment valued at approximately $52,030,000.
Structure:	Loan
Expiration Date:	08/01/2018
Facility Amount:	$18,000,000
Fund Participation:	$13,500,000

* Approximate amount

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended December 31, 2012:

Revstone Transportation, LLC
Structure:	Loan	Collateral:	Automotive manufacturing equipment.
Disposition Date:	11/16/2012
Equity Invested:	$8,403,000*
Total Proceeds Received:	$10,030,000*

* Approximate amount

ICON ECI Fund Fifteen, L.P.

Disposition Following the Quarter

The Fund disposed of the investment below following the quarter ended December 31, 2012:

Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Disposition Date:	Various through 04/10/2013
Equity Invested:	$5,000,000
Total Proceeds Received:	$3,225,000**

** Kanza’s unexpected financial hardship resulted in its failure to meet certain payment obligations.

Portfolio Overview

As of December 31, 2012, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014
Equity Invested:	$2,000,000

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier and its earnings.
Expiration Date:	11/22/2016
Equity Invested:	$5,299,000

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel
Expiration Date:	12/21/2020
Equity Invested:	$17,025,000*

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Date:	01/01/2017
Equity Invested:	$5,800,000

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017
Equity Invested:	$9,500,000*

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	09/30/2015 10/31/2015
Equity Invested:	$17,943,000

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Expiration Date:	02/01/2018
Equity Invested:	$2,500,000

Bergshav Product Tankers
Structure:	Loan	Collateral:	Three product tanker vessels.
Expiration Date:	10/04/2017
Equity Invested:	$7,000,000

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	06/03/2021
Equity Invested:	$5,400,000

SeaChange Maritime
Structure:	Loan	Collateral:	Two containership vessels.
Expiration Date:	07/10/2017
Equity Invested:	$5,750,000

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	06/30/2014
Equity Invested:	$1,786,000

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Expiration Date:	10/01/2017
Equity Invested:	$2,482,000*
* Approximate amount

10% Status Report

As of December 31, 2012, the car carrier vessel bareboat chartered to Höegh Autoliners Shipping AS (“HAS”) was the only investment that individually constituted at least 10% of the aggregate purchase price of our investment portfolio. The vessel is scheduled to remain on bareboat charter during the 2013 calendar year.

As of December 31, 2012, the car carrier vesselbareboat chartered to HAS had ninety-six monthly payments remaining. To the best of our Investment Manager’s knowledge, the vessel remains seaworthy, is maintained in accordance with commercial marine standards and applicable laws and regulations of the governing shipping registry as required under the bareboat charter.

Distributions Analysis

During the year ended December 31, 2012, we made monthly distributions at a rate of 8% per year.  From the inception of the offering period, we have made 17 cash distributions to our partners.  During the year ended December 31, 2012, we paid our partners $6,959,674 in cash distributions.

	Source of Distributions
	Cash from current period operations	Cash accumulated from operations of prior periods	Cash from current period disposition of assets		Capital contributions used to establish the initial reserve

For the year ended
December 31, 2012	$2,175,580	$-	$10,927,802	*	$-

* This amount includes $8,403,156 of proceeds received in connection with the disposition of the Revstone investment and $2,524,646 in proceeds received in connection with the disposition of the Kanza investment. These amounts are reflected in the principal received on notes receivable line in the consolidated statements of cash flows.

ICON ECI Fund Fifteen, L.P.

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien by third parties.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015 and increased to $10,000,000. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the current London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay a 0.5% fee on unused commitments under the Facility. At December 31, 2012, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested As of December 31, 2012	$100,856,256
Leverage Ratio	0.60:1*
% of Receivables Collected in the Quarter Ended December 31, 2012	100%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of April 30, 2013.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimburse our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses will be capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests are sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.  Accordingly, our General Partner and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.  During the quarter ended December 31, 2012, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $3,265,000. In connection with the investments made following the quarter ended December 31, 2012, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $2,266,000.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties (continued)

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $69,588 and $3,137 for the year ended December 31, 2012 and for the period from the initial closing date of June 28, 2011 through December 31, 2011, respectively.  Additionally, our General Partner’s interest in our net loss was $22,755 and $11,413 for the year ended December 31, 2012 and for the period from the initial closing date of June 28, 2011 through December 31, 2011, respectively.

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

			Year Ended	Period from July 28, 2011 (Initial Closing Date) through
Entity	Capacity	Description	December 31, 2012	December 31, 2011
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements (1)	$965,813	$1,522,043
ICON Securities, LLC	Dealer-Manager	Dealer-manager fees (2)	3,491,716	937,460
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	5,136,887	1,463,750
ICON Capital, LLC	Investment Manager	Management fees (4)	610,423	12,696
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (4)	4,362,097	1,109,362
Fund Fourteen	Noncontrolling interest	Interest expense (4)	404,531	17,189
			$14,971,467	$5,062,500

(1)  Amount capitalized and amortized to partners' equity.
(2)  Amount charged directly to partners' equity.
(3)  Amount capitalized and amortized to operations.
(4)  Amount charged directly to operations.

At December 31, 2012, we had a net payable of $3,041,918 due to our General Partner and its affiliates that consisted of a payable of approximately $2,442,000 due to our affiliate, primarily related to our investment with an affiliate of Ezra Holdings Limited, an acquisition fee payable to our Investment Manager and administrative expense reimbursements.

From January 1, 2013 through March 21, 2013, we raised an additional $21,078,658 in capital contributions and paid or accrued dealer-manager fees to ICON Securities in the amount of $599,219.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Balance Sheets

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Consolidated Balance Sheets

	December 31,
	2012	2011
Assets
Cash	$37,990,933	$5,383,978
Net investment in notes receivable	43,136,956	13,014,700
Leased equipment at cost (less accumulated depreciation of
$2,167,417 and $0, respectively)	98,872,792	-
Net investment in finance leases	25,126,700	1,681,451
Vessel	-	9,625,000
Deferred charges	832,164	1,236,399
Other assets	2,314,802	494,942
Total assets	$208,274,347	$31,436,470
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$69,250,000	$-
Due to General Partner and affiliates	3,041,918	3,420,832
Accrued expenses and other liabilities	6,059,960	349,835
Total liabilities	78,351,878	3,770,667

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	123,633,993	26,651,016
General Partner	(106,892)	(14,549)
Total partners' equity	123,527,101	26,636,467
Noncontrolling interests	6,395,368	1,029,336
Total equity	129,922,469	27,665,803
Total liabilities and equity	$208,274,347	$31,436,470

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Operations
(unaudited)

(A Delaware Limited Partnership)
Consolidated Statements of Operations

	Year Ended December 31, 2012	Period from July 28, 2011 (Initial Closing Date) through December 31, 2011
Revenue:
Finance income	$5,912,839	$294,664
Rental income	3,085,624	-
Income from investment in joint venture	-	57,082
Other income	36,774	7,552
Total revenue	9,035,237	359,298

Expenses:
Management fees	610,423	12,696
Administrative expense reimbursements	4,362,097	1,109,362
General and administrative	1,002,665	294,905
Interest	1,166,346	42,944
Depreciation	2,167,417	-
Credit loss	1,984,044	-
Other	-	61,345
Total expenses	11,292,992	1,521,252
Net loss	(2,257,755)	(1,161,954)
Less: net income (loss) attributable to noncontrolling interests	17,717	(20,664)
Net loss attributable to Fund Fifteen	$(2,275,472)	$(1,141,290)

Net loss attributable to Fund Fifteen allocable to:
Limited partners	$(2,252,717)	$(1,129,877)
General Partner	(22,755)	(11,413)
	$(2,275,472)	$(1,141,290)

Weighted average number of limited partnership interests outstanding	96,189	14,085

Net loss attributable to Fund Fifteen per weighted average limited partnership	$(23.42)	$(80.22)
interest outstanding

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Changes in Equity

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited			Total
	Partnership	Limited	General	Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, July 28, 2011	1	$1,000	$1	$1,001	$-	$1,001

Net loss	-	(1,129,877)	(11,413)	(1,141,290)	(20,664)	(1,161,954)
Redemption of limited partnership
interest	(1)	(1,000)	-	(1,000)	-	(1,000)
Proceeds from sale of limited
partnership interests	31,529	31,466,931	-	31,466,931	-	31,466,931
Sales and offering expenses	-	(3,375,446)	-	(3,375,446)	-	(3,375,446)
Cash distributions paid or accrued	-	(310,592)	(3,137)	(313,729)	-	(313,729)
Investments by noncontrolling interest	-	-	-	-	1,050,000	1,050,000
Balance, December 31, 2011	31,529	26,651,016	(14,549)	26,636,467	1,029,336	27,665,803

Net (loss) income	-	(2,252,717)	(22,755)	(2,275,472)	17,717	(2,257,755)
Proceeds from sale of limited
partnership interests	119,443	118,974,590	-	118,974,590	-	118,974,590
Sales and offering expenses	-	(12,849,714)	-	(12,849,714)	-	(12,849,714)
Cash distributions paid or accrued	-	(6,889,182)	(69,588)	(6,958,770)	(350,791)	(7,309,561)
Investments by noncontrolling interests	-	-	-	-	5,699,106	5,699,106
Balance, December 31, 2012	150,972	$123,633,993	$(106,892)	$123,527,101	$6,395,368	$129,922,469

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows
(unaudited)

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Cash Flows

	Year Ended December 31, 2012	Period from July 28, 2011 (Initial Closing Date) through December 31, 2011
Cash flows from operating activities:
Net loss	$(2,257,755)	$(1,161,954)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Finance income	535,512	17,168
Income from investment in joint venture	-	(57,082)
Depreciation	2,167,417	-
Interest expense from amortization of debt financing costs	60,407	6,609
Interest expense, other	14,539	-
Credit loss	1,984,044	-
Paid-in-kind interest	285,057	-
Other income	-	-
Changes in operating assets and liabilities:
Distributions from joint venture	-	57,082
Other assets	(1,081,893)	(490,103)
Deferred revenue	14,033	-
Due to General Partner and affiliates, net	139,362	415,073
Accrued expenses and other liabilities	314,857	349,835
Net cash provided by (used in) operating activities	2,175,580	(863,372)
Cash flows from investing activities:
Purchase of equipment	(57,605,291)	(9,625,000)
Investment in joint ventures	(2,546,245)	(1,835,843)
Distributions received from joint venture in excess of profit	-	101,674
Principal received on net investment in finance leases	1,347,637	67,446
Investment in notes receivable	(41,253,969)	(13,036,723)
Principal received on notes receivable	11,212,670	-
Net cash used in investing activities	(88,845,198)	(24,328,446)
Cash flows from financing activities:
Redemption of limited partnership interest	-	(1,000)
Proceeds from non-recourse long-term debt	17,500,000	-
Repayment of non-recourse long-term debt	(1,250,000)	-
Proceeds from note payable issued by joint venture	-	2,800,000
Repayment of note payable issued by joint venture	(642,600)	-
Sale of limited partnership interests	118,974,590	31,466,931
Sales and offering expenses paid	(11,491,157)	(3,078,311)
Deferred charges paid	(1,114,151)	(1,350,000)
Investment in joint ventures by noncontrolling interests	5,581,606	1,050,000
Distributions to noncontrolling interests	(350,791)	-
Debt financing costs	(971,250)	-
Cash distributions to partners	(6,959,674)	(312,825)
Net cash provided by financing activities	119,276,573	30,574,795
Net increase in cash	32,606,955	5,382,977
Cash, beginning of year	5,383,978	1,001
Cash, end of year	$37,990,933	$5,383,978

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows
(unaudited)

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Cash Flows

	Year Ended	Period from July 28, 2011 (Initial Closing Date) through
	December 31, 2012	December 31, 2011
Supplemental disclosure of cash flow information:

Cash paid for interest	$522,181	$-

Supplemental disclosure of non-cash investing and financing activities:

Organizational and offering expenses due to Investment Manager	$23,705	$191,043
Organizational and offering expenses charged to equity	$1,370,048	$285,644
Dealer-manager fees due to ICON Securities	$-	$11,491
Reclassification of vessel to net investment in finance leases	$9,625,000	$-
Debt financing costs paid by noncontrolling interest	$117,500	$-
Distributions due to General Partner	$-	$904
Exchange of noncontrolling interest in investment in joint venture for net investment in finance lease	$-	$1,741,721
Equipment purchased with non-recourse long-term debt paid directly by lender	$5,678,919	$-
Equipment purchased with subordinated financing provided by seller	$53,000,000	$-
Exchange of noncontrolling interest in investment in joint venture for net investment in note receivable	$2,546,245	$-

ICON ECI Fund Fifteen, L.P.

Forward Looking Information

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 15, and November 15 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.

14